Confidential treatment has been requested for portions of this contract. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this contract has been filed seprately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.54

                               JULY 2003 AMENDMENT

                                     TO THE

                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

                                     BETWEEN

                            XM SATELLITE RADIO INC.,

                        XM SATELLITE RADIO HOLDINGS INC.

                                       and

                            BOEING SATELLITE SYSTEMS
                               INTERNATIONAL, INC.

                              CONTRACT NUMBER L0634

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               JULY 2003 AMENDMENT
                                     TO THE
                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

This July 2003 Amendment to the Satellite Purchase Contract for In-Orbit Delivery effective March 23, 1998 as amended, assigned, restated, superseded and/or supplemented from time to time and in effect through and including the date hereof (the "Contract") is made as of July 31, 2003 by and between XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc., Delaware corporations with their principal offices located at 1500 Eckington Place, N.E. Washington DC 20002 (hereinafter referred to together, or individually as may be appropriate, as "Customer" or "XM") and Boeing Satellite Systems International, Inc., a Delaware corporation with its principal offices located at 2260 E. Imperial Highway, El Segundo, California 90245 (hereinafter "Contractor" or "BSSI"). Capitalized terms used but not otherwise defined in this July 2003 Amendment shall have the respective meanings as set forth in the Contract.

WHEREAS, the Parties entered into and executed the Contract, which Contract provides for the procurement by Customer (or its subsidiaries) from Contractor of three (3) Boeing 702 Satellites, two (2) of which (XM-1 and XM-2) have been delivered in-orbit and one (1) of which (XM-3) was originally being constructed as a ground spare and is now scheduled to be delivered in-orbit (referred to herein as "XM-3" or the "Ground Spare Satellite)", together with related items, services and activities;

WHEREAS, in December 2001, the Contract, as it relates to the Ground Spare Satellite Bus, was assigned by XM Satellite Radio Inc. to XM Satellite Radio Holdings;

WHEREAS, in December 2001, Customer and Contractor entered into certain arrangements (the "December Amendment") relating to the completion and launch of the Ground Spare Satellite;

WHEREAS, in May 2003, Customer and Contractor amended certain provisions of the Contract to provide for basic additional terms concerning the aforementioned completion and launch of the Ground Spare Satellite [***] (the "Amended and Restated May 2003 Amendment");

WHEREAS, Customer and Contractor desire to amend certain provisions of the Contract to include procurement by Customer from Contractor of a fourth Satellite (the "XM-4 Satellite") to be delivered at Contractor's facility and accepted in-orbit and an option for a fifth Satellite (the "XM-5 Satellite"), together with related items, services and activities;

NOW, THEREFORE, in consideration of the mutual benefits to be derived, the Parties hereto agree that the Contract is amended as follows:

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
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requested with respect to the omitted portions.

1. Amendment of Article 1.1 (Definitions). Article 1.1 is hereby amended as follows:

     (a) The term "Incentive Amount" defined in paragraph (xx) does not include the High Performance Incentives or the Extended Life Incentives eligible to be earned by Contractor in accordance with Article 12.10 and 12.11, respectively.

     (b) In paragraph (m) "Conduct Spacecraft Critical Design Review (SCDR)" the phrase ", October 15, 2004 (with respect to the third Satellite) and October 31, 2005 (with respect to the fourth Satellite)" is added to the end of the last sentence. The SCDRs for the third and fourth Satellite shall address only those areas affected by changes from the first and second Satellites to the third and fourth Satellites.

     (c) With regard to the XM-4 Satellite, the "Launch Agency" shall be the entity selected by Customer. The term "Launch Agreement" set forth in paragraph (hhh) means, with respect to the XM-3 Satellite, any Subcontract between Contractor and a Launch Agency to perform Launch Services for the XM-3 Satellite, and with respect to the XM-4 Satellite, the agreement between Customer and a Launch Agency to perform Launch Services for the XM-4 Satellite.

     (d) In paragraph (lll) "Launch and In-Orbit Insurance" or "Launch Insurance", the phrase "of XM-1 and XM-2, respectively, or at least one (1) year after the date of Launch of XM-3" shall be revised to read "of XM-1 and XM-2, respectively, or at least one (1) year after the date of Launch of XM-3 or XM-4, respectively".

     (e) In paragraph (cccc) "Milestone", the phrase ", Exhibit G-2 (FM2 (XM-3) Payment Plan, [***], Termination Liability Schedule and Payment Plan for Incentive Amounts and Payment Plan for Sea Launch Launch Vehicle) and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives)" is added to the end thereof.

     (f) In paragraph (dddd) "Milestone Payment", the phrase ", Exhibit G-2 (FM2 (XM-3) Payment Plan, [***], Termination Liability Schedule and Payment Plan for Incentive Amounts and Payment Plan for Sea Launch Launch Vehicle) and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives)" is added to the end thereof. For clarification, the term "Exhibit G (Payment Plan and Termination Liability Amounts)" as used in the Contract means Exhibit G (Payment Plan and Termination Liability Amounts) and Exhibit G-1 (PFM (XM1) and FM1

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
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     (XM2) Payment Plans for In-orbit Incentive Amounts) with respect to XM-1 and XM-2, Exhibit G-2 (FM2 (XM-3) Payment Plan, [***], Termination Liability Schedule and Payment Plan for Incentive Amounts and Payment Plan for Sea Launch Launch Vehicle) with respect to XM-3, and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives) with respect to XM-4.

     (g) In paragraph (nnn) "Launch Period", the phrase ", and the three-month period from December 1, 2005 through February 28, 2006, with respect to the fourth Satellite" shall be added after the phrase "with respect to the third Satellite".

     (h) In paragraph (oooo), the following sentence is added to the end thereof:

          "(oooo) 'Quarterly Incentive Payment Amount' means, with respect to XM-4, an amount equal to Two Hundred Fifty Thousand Dollars ($250,000) (that is, Twelve Million Dollars ($12,000,000) divided by forty-eight
          (48) representing 12 years x 4 quarters per year), as may be adjusted in accordance with the terms of this Contract."

     (i) Paragraph (ssss) "Satellite" is deleted in its entirety and replaced with the following:

         "(ssss) 'Satellite' means each of the four (4) Boeing 702 satellites to be Delivered by Contractor to Customer pursuant to this Contract that conforms to all the requirements of this Contract, except where there is a specific reference or term related to a specific satellite (XM-1 - Roll, XM-2 - Rock, XM-3 or XM-4), such reference shall refer to that satellite and such specific reference or term shall apply only to such satellite. The XM-4 Satellite shall also be referred to herein as the `fourth Satellite'."

     (j) Paragraph (bbbbb) "Spacecraft Performance Specification" is deleted in its entirety and replaced with the following:

          "(bbbbb) 'Spacecraft Performance Specification' and `Exhibit A (Spacecraft Performance Specifications)' mean the technical specifications set forth in Exhibit A (Spacecraft Performance Specifications) with respect to the XM-1, XM-2 and XM-3 Satellites and Exhibit A-2 (XM-4 Spacecraft Performance Specifications) with respect to the XM-4 Satellite, as may be amended pursuant to this Contract."

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   3                Contract L0634

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     (k) Paragraph (ddddd) "Statement of Work" is deleted in its entirety and replaced with the following:

          "(ddddd) 'Statement of Work' and 'Exhibit B (Statement of Work)' mean the Work described in Exhibit B (Statement of Work) (with respect to the XM-1, XM-2 and XM-3 Satellites) and Exhibit B-2 (XM-4 Statement of
          Work) (with respect to the XM-4 Satellite) to this Contract and to be provided by Contractor, as may be amended pursuant to this Contract."

     (l) In paragraph (ggggg) "Termination Liability Amounts", the phrase "and in Exhibit G-3 (XM-4 Payment Plan, Termination Liability Amounts and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives)" is added after the phrase "Exhibit G-2 (Ground Spare Satellite Payment Plan, Termination Liability Amounts and Incentive Amounts)".

     (m) In paragraph (jjjjj) the "Total Amount at Risk" is adjusted to reflect the addition of Twelve Million Dollars ($12,000,000) eligible to be earned by Contractor as performance incentive payments for the XM-4 Satellite in accordance with Article 12.3. The "Total Amount at Risk" does not include the High Performance Incentives or the Extended Life Incentives.

     (n) The following new definitions are added to Article 1.1:

          "The defined term 'Customer' when used with respect to the XM-4 Satellite means XM Satellite Radio Holdings Inc."

          "'XM-4 Deferred Amount' means the aggregate milestone payments deferred by Contractor pursuant to Article 5.9."

          "'XM-4 EDC' means the Effective Date of the July 2003 Amendment."

          "'XM-4 Extended Life Incentives' means any amount required to be paid pursuant to Article 12.11 (Extended Life Incentives)."

          "'XM-4 High Performance Incentives' means any amount required to be paid pursuant to Article 12.10 (High Performance Incentives)."

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
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requested with respect to the omitted portions.

          "System Requirements Review" shall mean the flowdown of applicable requirements from higher hierarchical levels, to ensure they are complete and properly identified and there is a mutual understanding between the Customer, Contractor and Subcontractor(s) on product requirements; such review shall be completed in accordance with Exhibit B-2 (XM-4 Statement of Work) no later than [***] with respect to the fourth Satellite."

2. Amendment to Article 1.3 (Integration and Construction).

          Paragraphs (a) through (l) in Article 1.3 (Integration and Construction) are deleted in their entirety and replaced with the following:

               "(a) Terms and Conditions

               (b)  Exhibit G - Payment Plan and Termination Liability Amounts

               (c) Exhibit G-1 - PFM (XM1) and FM1 (XM2) Payment Plans for In-Orbit Incentive Amounts

               (d) Exhibit G-2 - FM2 (XM3) Payment Plan, [***], Termination Liability Schedule, Payment Plan for In-Orbit Performance Incentive Amounts and Payment Plan for Sea Launch Launch Vehicle

               (e) Exhibit G-3 - XM4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives

               (f)  Exhibit B - Statement of Work

               (g)  Exhibit B-2 - XM-4 Statement of Work

               (h)  Exhibit A - Spacecraft Performance Specifications

               (i)  Exhibit A-2 - XM-4 Spacecraft Performance Specifications

               (j)  Exhibit D - Test Plan Requirements

               (k)  Exhibit C - Product Assurance Plan

               (l)  Exhibit E - Radiation Environment

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
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               (m)  Exhibit F - Long-Lead Activities and Items

               (n) Exhibit H - Initial Satellite Operations Phase and Criteria for Final Handover Statement of Work

               (o)  Exhibit I - Form of Warrant"

3. Amendment to Article 2 (Scope of Work):

     (a) The following new paragraphs are added to Article 2.1(b) at the end thereof:

                 "(13) Exhibit A-2   -XM-4 Spacecraft Performance Specifications
                 (14) Exhibit B-2    -XM-4 Statement of Work
                 (15) Exhibit I      -Form of Warrant"

     (b) Article 2.1(c) is deleted in its entirety and replaced with the following:

                 "(c) Exhibits A, A-2, B, B-2, C, D, E, F, G, G-1, G-2, G-3, H
                 and I are attached to and incorporated into these Terms and Conditions."

     (c)  The following new Article 2.4 is added to Article 2:

          "2.4 Certain Modifications to and Capabilities of XM-4.

          [***]

               (3) Contractor will confirm in writing prior to Launch (at the Shipment Readiness Review) that the Satellite fully conforms to the Contract and there are no Defects in XM-4 (taking into account (and providing a summary of) waivers mutually agreed for XM-4 by the Parties in writing) and that any known defects, failures or anomalies in any Contractor manufactured satellite (either in-orbit or on ground) that may be applicable to XM-4 have been identified by Contractor to Customer and corrected on XM-4, except where Contractor demonstrates such defect, failure or anomaly is not applicable to XM-4. In the event the Satellite does not fully conform to the Contract, Contractor shall provide a summary of all deviations that exist and the corrective actions Contractor intends to employ. Contractor shall provide to Customer (in writing) an updated certification to the above at each of the Flight Readiness Review, Launch Readiness Review and

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
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          Consent to Fuel Review. In addition, Contractor shall provide any other certifications, confirmations or other information with respect to the Satellite as reasonably required by Customer's Launch and In-Orbit Insurance insurers and underwriters and shall take any other action reasonably requested by Customer or any such insurers or underwriters that is necessary or advisable in order for Customer to obtain Launch and In-Orbit Insurance on reasonable and customary terms."

     (d) The following new Article 2.5 is added to Article 2:

     "2.5 XM 3/4/5 [***]"

          [***].

     (e) The following new Article 2.6 is added to Article 2:

          "2.6 [***]

          [***].

4. Amendment of Article 4.1 (Contract Price). The pricing for XM-4 shall be as follows:

     (a) A new Item 6 is added to Table 4.1 as set forth below. Accordingly, the Contract Price set forth in Article 4.1 is revised to be $[***].

     --------------------------------------------------------------------
         "6   XM-4 Satellite, including Incentive Amounts   $   [***]
     --------------------------------------------------------------------

     Note: For clarification purposes, the portion of the Contract Price stated in Item 6 does not include [***].

     (b) Article 4.1(c)(4), 4.1(c)(5) and 4.1(c)(6) shall be amended to include the fourth Satellite (XM-4) and are deleted in their entirety and replaced with the following:

          "(4) Launch Campaigns for the first, second, third and fourth
               Satellites;

          (5)  LEOP for the first, second, third and fourth Satellites;

          (6) Mission Support Services for the first, second, third and fourth Satellites;"

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   7                Contract L0634

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     Note: for clarification purposes, items 1, 2, 3, 7, 8 and 9 set forth in
     Article 4.1(c) also apply to the fourth Satellite.

5.   Amendment of Article 5 (Payment). Article 5 is hereby amended as follows:

     (a) In Article 5.1(a), the phrase "and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives)" is added to the end of the sentence.

     (b) Amendment of Article 5.2. In Article 5.2(a)(1), the phrase "and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives)" is added after the phrase "Exhibit G-2 (Ground Spare Satellite Payment Plan, Termination Liability Schedule and Incentive Amounts)" in the first sentence.

     (c)  Amendment of Article 5.7 (Security Interest).

               (1) The following sentence is added to the end of Article 5.7(b):

          "With regard to XM-4, upon Contractor's reasonable request, Customer shall sign and permit Contractor to file, for precautionary purposes, appropriate Uniform Commercial Code financing statements or any similar document having the same effect in foreign countries, reflecting Contractor's right, title and interest to the XM-4 Satellite prior to receipt of the XM-4 Deferred Amount, provided that Contractor, at its sole expense, shall be responsible for preparing such financing statements and terminating such financing statements as required by this Article 5.7 (Security Interest)."

               (2) The following new subparagraph (6) is added to Article
               5.7(c):

          "(6) Subject to Article 5.6 (Payments Current at Launch), with respect to XM-4 and all other Deliverable Items related thereto, Contractor's security interest therein shall be released and terminated upon payment of the XM-4 Deferred Amount and any applicable interest thereon."

               (3) In Article 5.7(e), the following new subparagraph (iv) is added to the end of the first sentence:

         "(iv) with respect to XM-4 Satellite, only prior to payment of the XM-4 Deferred Amount and any applicable interest thereon."

     (d)  Addition of New Article 5.9. The following new Article 5.9 is added to
          Article 5:

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
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          "5.9 Payment and Deferred Financing for XM-4.

               (a) The price for the XM-4 Satellite will be paid in accordance with the payment plan attached hereto as Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives).

               (b)  [***].

     (e) Addition of New Article 5.10. The following new Article 5.10 is added to Article 5:

          "5.10 Grant of Warrant.

          In further consideration of Contractor's agreeing to defer certain payments in accordance with Article 5.9 above, Customer shall provide to Contractor a Warrant to purchase 500,000 shares of Customer's stock at a strike price equal to the average closing price (on NASDAQ) of Customer's Class A Common Stock, $0.01 par value (the "XM Stock"), for the five (5) Business Days prior to XM-4 EDC. The Warrant will fully vest in and be exercisable by Contractor on January 31, 2005, provided Contractor (i) has fulfilled its payment deferral obligations as set forth in Article 5.9 above and (ii) is in compliance with all material obligations applicable to Contractor hereunder through January 31, 2005. The Warrant will have a five-year life from the XM-4 EDC. The Warrant will be issued to Contractor in the form of Exhibit I (Form of Warrant) attached hereto."

6. Amendment of Table 7.1; Delivery Date of XM-4. Contractor shall deliver XM-4, and delivery of XM-4 shall occur, on the Available for Shipment date which shall be no later than October 31, 2005 (i.e., 27 months after XM-4
     EDC) and Initial Handover shall be no later than [***]. Accordingly, a new row 8 is added to Table 7.1 and the existing rows 8, 9, 10, 11, 12, 13 (and any cross-references in the Contract thereto) shall be renumbered 9, 10, 11, 12, 13, 14, respectively:

        8A   4th Satellite Available      No later than October 31,     FOB Contractor's Facilities
             for Shipment                 2005 (i.e., 27 months after
                                          XM-4 EDC)

        8B   Transportation to Launch     As Required for Initial       As specified in Exhibit B
             Site, Launch Campaign, and   Handover to occur no later    (SOW)
             LEOP (4th Satellite to       than [***]
             Initial

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
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
             Handover)

        8C   Pre-Eclipse Test Report      [***] following completion    Customer's Facilities
             with respect to XM-4         of In-Orbit Testing

        8D   Post-Eclipse Test Report     [***] following the end of    Customer's Facilities
             with respect to XM-4         the first full eclipse
                                          period after Launch

7.   Amendment of Article 10.1.

     (a) The following new paragraph Article 10.1(d) shall be added after
     Article 10.1(c) and the existing paragraphs (d), (e) and (f) (and any cross-references in the Contract thereto) shall be renumbered (e), (f),
     (g), respectively:

          "(d) In the event Contractor fails to Deliver the fourth Satellite on or before the [***] Calendar Day following its respective Delivery Date (i.e., October 31, 2005), as such date may be adjusted in accordance with this Contract (the "XM-4 Grace Period Expiration Date"), Contractor agrees to pay Customer with respect to such Satellite, as liquidated damages and not as a penalty, the following amounts for the period beginning on the first (1st) day following the XM-4 Grace Period Expiration Date and continuing for a period thereafter not to exceed [***] (the "XM-4 Damages Period"):

               (1) [***] for each Calendar Day during the period commencing on the first (1st) Calendar Day of the XM-4 Damages Period for such Satellite and continuing through [***] of the XM-4 Damages Period; and

               (2) [***] for each Calendar Day during the period commencing on the [***] Calendar Day of the XM-4 Damages Period for such Satellite and continuing through the [***] of the XM-4 Damages Period.

          The total amount of liquidated damages for failure to meet the Delivery Date for XM-4 shall not exceed Nine Million One Hundred Thousand Dollars ($9,100,000)."

     (b) In the existing Article 10.1(d) (renumbered as Article 10.1(e)), the phrase "(except the Ground Spare Satellite)" in the first sentence is deleted and replaced with the phrase "(except the Ground Spare Satellite and the XM-4 Satellite)".

     (c) The existing Article 10.1(e) (renumbered as Article 10.1(f)) shall also apply to the new Article 10.1(d) set forth above.

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
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     (d) In the existing Article 10.1(f) (renumbered as Article 10.1(g)), the phrase "With regard to liquidated damages for late delivery of a Satellite pursuant to this Article 10.1 (Liquidated Damages)" shall be replaced with the phrase "With regard to liquidated damages for late delivery of XM-1, XM-2 and/or XM-3 pursuant to this Article 10.1 (Liquidated Damages)". Further, the following sentence shall be added at the end of 10.1(g):

     "With respect to XM-4, any Launch Agency delay, regardless of duration, shall be deemed a Contractor Excusable Delay."

8.   Amendment of Article 12 (In-Orbit Performance Incentive Payments).

     (a) Contractor is eligible to earn Twelve Million Dollars ($12,000,000) as performance incentive payments for the XM-4 Satellite in accordance with
     Article 12.3 for each day XM-4 is a Satisfactorily Operating Satellite [***], provided, however, (1) such incentives shall be earned and paid over the first twelve (12) years of the XM-4 Orbital Design Life and (2) Contractor shall not be entitled to any Quarterly Incentive Amount eligible to be earned by Contractor pursuant to Article 12.3(b)(4) in the event the cumulative Incentive Amounts earned by Contractor with respect to the XM-4 Satellite exceed Twelve Million Dollars ($12,000,000).

     (b) The following new paragraph (c)(2) is added to Article 12.3:

          "(2) In the event XM-4 is a Constructive Total Loss or Total Loss prior to successful injection of the Satellite into its specified orbit by the Launch Vehicle for reasons not attributable to Contractor, Contractor shall be entitled to be paid the $12M Performance Incentives from insurance proceeds (neither the High Performance Incentives nor Extended Life Incentives will be paid in such a case)."

     (c) The following new Article 12.10 (High Performance Incentives) is added to Article 12:

     "12.10 High Performance Incentives for XM-4.

          In the event XM-4 is a Satisfactorily Operating Satellite and XM-4 performance meets or exceeds [***], Contractor shall have the right to earn, in addition to the Incentive Amounts applicable to XM-4, a total of Seven Million Five Hundred Thousand Dollars ($7,500,000) in High Performance Incentives. Such incentives shall be earned at the daily rate of One Thousand Three Hundred Sixty-Nine Dollars and Eighty-Six Cents ($1,369.86) ($7,500,000 divided by 5475 days) and paid quarterly in arrears, without interest."

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   11               Contract L0634

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     (d) The following new Article 12.11 (Incentives for Extended Life of XM-4)
     is added to Article 12:

     "12.11 Incentives for Extended Life of XM-4.

          Beginning the first day after the end of the Orbital Design Life of XM-4 and ending the last day of the fifth year thereafter, Contractor shall have the right to earn, in addition to the Incentive Amounts applicable to XM-4, a total of Ten Million Dollars ($10,000,000) in XM-4 Extended Life Incentives. Such incentives shall be earned at the daily rate of Five Thousand Four Hundred Seventy-Nine Dollars and Forty-Five Cents ($5,479.45) ($10,000,000 divided by 1825 days) for each day XM-4 is fully capable of being a Satisfactorily Operating Satellite and provided [***]. In the event Customer is not utilizing XM-4 for its commercial business at the end of the Orbital Design Life, Customer and Contractor shall mutually select an independent third party who shall be responsible for determining if XM-4 is fully capable of being a Satisfactorily Operating Satellite and [***]. Customer shall pay such XM-4 Extended Life Incentives quarterly in arrears, without interest; such incentives shall not exceed Two Million Dollars ($2,000,000) per year and Ten Million Dollars ($10,000,000) over the five year period."

     (e) The following new Article 12.12 (XM-4 Loss; High Performance and Extended Life Incentives):

     "12.12 Article 12.12 (XM-4 Loss; XM-4 High Performance and Extended Life Incentives)

     In the event the XM-4 Satellite is a Total Loss, Constructive Total Loss or Partial Loss, whether or not there is a successful injection of the Satellite into its specified orbit by the Launch Vehicle, Contractor shall not be entitled to be paid XM-4 High Performance Incentives and XM-4 Extended Life Incentives."

9. Amendment of Article 25.2 (Launch and In-Orbit Insurance). The third sentence in Article 25.2(a) is deleted in its entirety and replaced with the following:

          "Customer shall use reasonable efforts to require its Insurers to waive all rights of subrogation against Contractor."

10. Amendment of Article 28 (Launch Services). The following new Article 28(h) is added to Article 28:

          "(h) Customer shall be responsible for procuring the Launch Vehicle for XM-4. Contractor shall, at no additional cost to Customer, interface and

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   12               Contract L0634

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          work with the selected Launch Agency as required for the design, integration, test and launch of the XM-4 Satellite on the selected Launch Vehicle, including Contractor provision of the services, deliverable data and equipment specified in Exhibit B-2 (XM-4 Statement of Work).

               (1) Baseline Launch Vehicle: The baseline Launch Vehicle is Sea Launch (6000 kg capacity). In the event XM elects to launch XM-4 on the Sea Launch launch vehicle, XM shall be responsible for procuring the Sea Launch launch vehicle (6000 kg).

               The price for said Sea Launch launch vehicle is $[***] and is based on the payment plan identified below. Customer will negotiate all other terms directly with Sea Launch. Required payments to be made by Customer to Sea Launch (under a Launch Agreement) shall be as follows:

          ------------------------------
          Amount ($M)   Payment Due Date
          ------------------------------
             $[***]         [***]
          ------------------------------
             $[***]         [***]
          ------------------------------
             $[***]         [***]
          ------------------------------
             $[***]         [***]
          ------------------------------
             $[***]         [***]
          ------------------------------
             $[***]         [***]
          ------------------------------
             $[***]         [***]
          ------------------------------

          All payments for the Sea Launch launch vehicle shall be made to Sea Launch prior to Launch of XM-4.

          Upon execution of a Launch Agreement for XM-4 by Customer and Sea Launch, the pricing and payment schedule set forth above shall be superceded in their entirety by the provisions of such Launch Agreement.

               (2) Alternate Launch Vehicle. Contractor confirms that XM-4 is compatible (e.g., quasi-static loads and static envelope clearances) and will be compatible (e.g., launch vehicle adapter compatibility) with the following Launch Vehicles, in addition to the Sea Launch:
          [***]. In the event XM-4 is Launched on a Launch Vehicle other than the Sea Launch, Customer shall pay the following additional costs, such additional costs include any and all additional work relating to Launch of the XM-4 Satellite on an alternative Launch Vehicle, including but not limited to additional work related to transportation to Launch Site, Launch Campaign, Launch and Mission Operations:

          Incremental Firm Fixed Price Increase for Alternative Launch Vehicles

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   13               Contract L0634

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                           [***]
                           [***]
                           [***]

     Payment of the incremental price increase for an Alternative Launch Vehicle, if applicable, shall be made by XM no later than [***] prior to Launch of XM-4.

          (3) Customer shall notify Contractor as to the selected Launch Vehicle no later than [***] after XM-4 EDC; any change of Launch Vehicle from the one selected by Customer shall be a customer-directed change to the Contract."

11. Amendment of Article 32.1 (Termination for Customer's Convenience). In the first sentence of Article 32.1(d), the phrase "and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Amounts and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives) for the XM-4 Satellite, as applicable" shall be added after the phrase "Exhibit G-2 (Ground Spare Satellite Payment Plan, Termination Liability Amounts and Incentive Amounts) for the Ground Spare Satellite".

12. Amendment to Article 32.2 (Termination for Contractor's Default). The following new subparagraphs (ix), (x), and (xi) are added to Article 32.2(a)(1):

     "(ix) Conduct XM-4 Spacecraft Systems Requirements Review (SRR) by [***];

     (x) Conduct XM-4 Spacecraft Critical Design Review (CDR) by [***];

     (xi) Mate Bus and Payload Module for XM-4 by [***]."

13.  XM-4 Insurance Matters.

     [***].

14. Amendment to Article 29 (Customer's Responsibilities). Article 29 shall be amended to include the following new paragraphs (j) and (k):

     "(j) Customer shall provide written direction to Contractor no later than [***] of the Command and Telemetry frequencies to be used for XM-4.

     (k) For XM-4, Customer will supply (i) the Launch Vehicle and (ii) Launch Agency Services. As promptly as practicable, and in any event no later than [***], Customer will designate in writing to Contractor the selected Launch Agency and the Designated Launch Site; and Customer will notify Contractor promptly in the event of any changes in the Launch Agency and the Designated Launch Site. In addition,

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   14               Contract L0634

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     Customer will identify in writing to Contractor the Launch Slot [***] and the Launch Date [***] and will promptly update Contractor to any changes to such dates. "

15.  Amendment to Article 9.1 (Transfer of Title). The second sentence of
     Article 9.1 shall be deleted in its entirety and replaced with the following sentences:

     "Transfer of title, free and clear of all liens and encumbrances of any kind, (i) to XM-1, XM-2 and XM-3 shall pass to Customer at the time of Initial Handover of such Satellite, or in the event of Constructive Total Loss or Total Loss, at the time of such Constructive Total Loss or Total Loss, or in the event such Satellite is placed in storage, as provided in
     Article 14.4 (Storage); (ii) to XM-4 shall pass to Customer at the time of Launch, or in the event such Satellite is placed in storage, as provided in
     Article 14.4 (Storage); provided that notwithstanding any other provision in the Contract, transfer of title of the XM-3 Satellite Bus shall only occur after all amounts owing BCSC are repaid under the Customer Credit Agreement."

16. Amendment to Article 11.3 (Maximum Excusable Delay; Termination). Customer's right to terminate the Contract with respect to the XM-4 Satellite pursuant to Article 11.3(b) shall arise if and when it becomes reasonably certain that the aggregate of Excusable Delays (except those Excusable Delays caused directly by Customer's failure to perform its responsibilities under the Contract) will exceed three hundred sixty-five
     (365) Calendar Days.

17. Amendment to Article 30 (Options). Article 30 (Options) is deleted in its entirety and replaced with the following:

     "30. OPTIONS

          30.1 Options Granted.

          Contractor hereby grants to Customer the options set forth in this
          Article 30 (Options) to be exercised at Customer's sole discretion.

          30.2 XM-5 Satellite Option

          Customer may purchase one (1) additional Satellite (the "XM-5 Satellite" or "fifth satellite") to be delivered on-ground and, if launched, accepted in-orbit, and of design, configuration and performance identical to the XM-4 Satellite (except with an optimized antenna, as directed by Customer, either for 85(Degree) W longitude orbital location (i.e., the existing XM-1 orbital location) [***] with respect to XM-3, or 115(Degree) W longitude orbital location (i.e., the existing XM-2 orbital location) [***]. Any change of the antenna configuration from the

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   15               Contract L0634


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          one selected by Customer shall be a customer-directed change to the
          Contract.

          (a) Fixed Price Option Period.

          Customer may exercise this option to order the XM-5 Satellite at the fixed price set forth in paragraph (c) below at any time through the later of (1) [***] or (2) [***] after Launch where the XM-4 Launch is postponed in the event of an Excusable Delay in accordance with
          Article 11 (Excusable Delay) or a Contractor unexcused delay (the "Fixed Price Option Period"). In the event of an Excusable Delay in accordance with Article 11 (Excusable Delay) or a Contractor unexcused delay, the Option Period shall be extended day-for-day for the period of such delay.

          (b) Delivery.

          Contractor shall perform the work in connection with the XM-5 Satellite, if ordered, so the XM-5 Satellite is Available for Shipment within twenty-seven (27) months after order.

          (c) Price and Payment.

          The price for the XM-5 Satellite ordered within the Fixed Price Option Period is [***] in Incentive Amounts and all other items listed in
          Article 2.4 and Article 4.1 (Contract Price). In the event Customer requests, Contractor shall provide [***] for XM-4 on the price and terms set forth in Article 2.6 (applicable to XM-3).

          In the event Customer exercises this option to order the XM-5 Satellite after the Fixed Price Option Period has expired and no later than [***], the price stated above shall be increased by [***] for each quarter beginning [***] until the date of placement by Customer of such order.

          The price for the XM-5 Satellite shall be paid in accordance with a payment plan to be mutually agreed to at the time of option exercise (consistent with customary industry payment plans).

          (d) Contract Adjustments.

          Contractor shall furnish the XM-5 Satellite and all related items, services and equipment in accordance with the provision of the documents constituting the Contract (and specifically those Exhibits applicable to the XM-4 Satellite, i.e., Exhibit A-2 (XM-4 Spacecraft Performance Specification), Exhibit B-2

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   16               Contract L0634

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          (XM-4 Statement of Work)). For clarification, Article 10.1(d) (i.e,.
          liquidated damages provision for XM-4), Article 12.10 (XM-4 High Performance Incentives), Article 12.11 (XM-4 Extended Life Incentives) and Article 12.12 (XM-4 Loss; XM-4 High Performance Incentives and XM-4 Extended Life Incentives) shall also be applicable to the XM-5 Satellite, however, Article 5.9 (Payment and Deferred Financing for XM-4) and Article 5.10 (Grant of Warrant) shall not be applicable to the XM-5 Satellite. Except as otherwise provided by this Article 30.2 (XM-5 Satellite Option), the contract terms and conditions for the XM-5 Satellite will be identical to the Terms and Conditions of this Contract, including the specific terms applicable to the XM-4 Satellite.

          30.3 Contract Adjustments

               Should Customer exercise any or all of the options described in this Article 30 (Options), the Parties shall execute Amendment(s) as soon as is reasonably possible after option exercise to incorporate the schedule adjustments, price adjustments, payment schedule adjustments, and changes to the Exhibits and other Terms and Conditions as made necessary by such exercise. Except as otherwise provided in this Article 30 (Options), the terms of this Contract shall apply to any such options."

18.  Article 22 (Confidential Information).

     [***].

19.  Entire Agreement; Counterparts.

     There is no modification to the Contract except as expressly set forth in this July 2003 Amendment and all terms, provisions and conditions of the Contract shall be in full force and effect, provided that any provisions in the Contract that are inconsistent with this July 2003 Amendment shall be construed so as to be consistent with this July 2003 Amendment. This July 2003 Amendment may be executed in one or more counterparts, which together shall constitute a fully executed agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this July 2003 Amendment to the Satellite Purchase Contract No. L0634, effective as of the date first written above (the "Effective Date").

BOEING SATELLITE SYSTEMS   XM SATELLITE RADIO INC.

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   17               Contract L0634

INTERNATIONAL, INC.


BY:                                    BY:
    --------------------------------       -------------------------------------
Name: Lisa Dull                            Name: Gary M. Parsons

Title: Director, Comm/Intl Business        Title: Chairman

Date:  July 31, 2003                       Date: July 31, 2003


                                       XM SATELLITE RADIO HOLDINGS INC.


BY:                                    BY:
    --------------------------------       -------------------------------------
Name: Dave Ryan                            Name: Gary M. Parsons

Title: President                           Title: Chairman

Date: July 31, 2003                        Date: July 31, 2003

XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC.              JULY 2003
and BOEING SATELLITE SYSTEMS                                           Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY   18               Contract L0634

[LOGO] SATELLITE RADIO

                             XM Satellite Radio Inc.

================================================================================

   Exhibit B2 - Rev. 0.2

--------------------------------------------------------------------------------

Statement of Work - XM-4

     Last Saved: July 29, 2003

Document Number: XM-SC-XM4002

                           DOCUMENT RELEASE APPROVALS

----------------------------------------------------
Approved by                                     Date

Derek de Bastos
Vice President, Engineering
XM Satellite Radio Inc.
====================================================
Approved by                                     Date

Terry Lamb
Program Manager: XM Spacecraft
Boeing Satellite Systems
====================================================
Approved by:

Jeff Snyder

Senior Vice President, Space and Ground
Systems, XM Satellite Radio, Inc,
----------------------------------------------------

--------------------------------------------------------------------------------
Revision Log

This log identifies those portions of this document that have been revised since the original issue and the date of each revision.

----------------------------------------------------------------------------
Rev   Authorizing   Summary of Changes to Previous     Date      Approval
       Document                Version
----------------------------------------------------------------------------
 -                  Initial Version                  7/30/2003    /s/

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--------------------------------------------------------------------------------
Table of Contents

Revision Log...................................................................2

Table of Contents..............................................................3

Table of Figures..............................................................10

Table of Tables...............................................................10

1 PURPOSE AND SCOPE...........................................................11

   1.1 DOCUMENT ORGANIZATION..................................................11

2 EQUIPMENT, DATA, AND SERVICES...............................................13

   2.1 DELIVERABLE EQUIPMENT..................................................13

      2.1.1 Flight Spacecraft.................................................13

      2.1.2 [****]:...........................................................13

      2.1.3 INTENTIONALLY LEFT BLANK..........................................13

      2.1.4 Satellite Control Software [****].................................13

      2.1.5 Delivery Schedule.................................................14

   2.2 TEST AND HANDLING EQUIPMENT............................................14

   2.3 SHIPPING AND STORAGE CONTAINERS........................................14

   2.4 DATA...................................................................14

   2.5 SERVICES...............................................................15

   2.5.1 Launch Support Services..............................................15

         2.5.1.1 Launch Operations Planning and Coordination..................15

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         2.5.1.2 Launch Support Documentation.................................17

         2.5.1.3 Launch Site Operation Plan...................................17

         2.5.1.4 Launch Site Operations.......................................17

         2.5.1.5 Other Contractor Responsibilities............................18

         2.5.1.6 Other Customer Responsibilities..............................18

      2.5.2 [****]............................................................18

      2.5.3 COMPATIBILITY WITH THE [****].....................................18

      2.5.4 LEOP MISSION SERVICES.............................................18

      2.5.5 TRAINING..........................................................19

      2.5.6 RESERVED..........................................................19

      2.5.7 LAUNCH AND IN-ORBIT INSURANCE.....................................19

      2.5.8 MISSION SUPPORT SERVICES..........................................19

   2.6 DELIVERABLE DATA AND DOCUMENTATION.....................................20

   2.7 VISIBILITY OF FAILURES/PROBLEMS ON OTHER PROGRAMS......................20

3 QUALIFICATION, REVIEWS, AND ANALYSES........................................21

   3.1 EQUIPMENT QUALIFICATION................................................21

   3.2 DESIGN REVIEWS.........................................................21

      3.2.1 SPACECRAFT SYSTEM REQUIREMENTS REVIEW (SRR).......................21

      3.2.2 SPACECRAFT CRITICAL DESIGN REVIEW (SCDR)..........................22

      3.2.3 CONDUCT OF DESIGN REVIEWS.........................................23

         3.2.3.1 Design review board..........................................23

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         3.2.3.2 Design Review Notification...................................24

         3.2.3.3 Data package.................................................24

         3.2.3.4 Presentation materials.......................................24

         3.2.3.5 Minutes......................................................24

         3.2.3.6 Notification of Review Completion............................24

      3.2.4 DESIGN REVIEWS BY SUBCONTRACTORS..................................25

3.3  OTHER REVIEWS............................................................25

      3.3.1 UNIT ACCEPTANCE REVIEWS...........................................25

      3.3.2 SYSTEM TEST REVIEWS...............................................25

      3.3.3 SHIPMENT READINESS REVIEW (SRR)...................................26

      3.3.4 FLIGHT READINESS REVIEWS (FRR)....................................26

      3.3.5 LAUNCH READINESS REVIEWS (LRR)....................................26

      3.3.6 IN-ORBIT ACCEPTANCE TEST REVIEW (IOTR)............................27

      3.3.7 MRR, TRR, AND TRB PARTICIPATION...................................27

3.4  ANALYSES.................................................................27

      3.4.1 GENERAL DESIGN AND PERFORMANCE ANALYSES REQUIREMENTS..............27

      3.4.2 [****] ANALYSIS...................................................28

      3.4.3 [****] ANALYSIS...................................................28

      3.4.4 [****] ANALYSIS...................................................28

      3.4.5 [****] ANALYSIS...................................................28

      3.4.6 [****] ANALYSIS...................................................28

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      3.4.7  [****] ANALYSIS..................................................28

      3.4.8  [****] ANALYSIS..................................................29

      3.4.9  [****] ANALYSIS..................................................29

      3.4.10 [****] PERFORMANCE...............................................29

      3.4.11 [****] ANALYSES..................................................29

      3.4.12 [****] ANALYSIS..................................................29

      3.4.13 [****] ANALYSES..................................................29

      3.4.14 [****] ANALYSIS..................................................30

      3.4.15 [****] ANALYSES..................................................30

      3.4.16 [****] ANALYSIS..................................................30

      3.4.17 [****] ANALYSIS..................................................30

4 PROGRAM MANAGEMENT REQUIREMENTS.............................................31

   4.1 CONTRACTOR  MANAGEMENT ORGANIZATION....................................31

   4.2 PROGRAM CONTROL........................................................31

   4.3 CONFIGURATION CONTROL..................................................31

   4.4 XM MANAGEMENT ORGANIZATION.............................................31

   4.5 XM/CONTRACTOR RELATIONS................................................32

   4.6 MEETINGS...............................................................33

      4.6.1 CONTRACT KICKOFF MEETING..........................................33

      4.6.2 INTERIM AND QUARTERLY PROGRESS MEETINGS...........................34

      4.6.3 SENIOR MANAGEMENT MEETINGS........................................34

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      4.6.4 REVIEW MEETINGS...................................................34

   4.7 PROGRAM SCHEDULE NETWORKS..............................................35

   4.8 PROGRAM MILESTONE PAYMENT STATUS.......................................35

      4.8.1 SUBMITTED INVOICES................................................35

      4.8.2 ANTICIPATED INVOICE SUBMITTALS....................................36

      4.8.3 MILESTONE PAYMENT STATUS GRAPHS...................................36

      4.8.4 AUDITOR'S CERTIFICATION...........................................36

   4.9 MANAGEMENT OF CONTRACT CHANGES.........................................36

      4.9.1 PRELIMINARY CHANGE ASSESSMENT.....................................37

      4.9.2 CONTRACT CHANGE NOTICE (CCN)......................................37

      4.9.3 REVIEW AND APPROVAL OF CONTRACT CHANGE NOTICE.....................38

      4.9.4 WAIVERS AND DEVIATIONS............................................38

      4.9.5 REVIEW AND APPROVAL OF AN RDW.....................................39

5  PRODUCT ASSURANCE REQUIREMENTS.............................................40

6  INFORMATION................................................................41

   6.1 ACCESS TO INFORMATION..................................................41

   6.2 RELEASE OF Command Radio Frequency and AdDress Code INFORMATION........41

7  TRAINING AND OPERATION SUPPORT SERVICES....................................42

   7.1 VERIFICATION OF [****].................................................42

   7.2 TRAINING OF XM OPERATIONS PERSONNEL....................................42

   7.3 RESERVED...............................................................42

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8  DATA AND DOCUMENTATION REQUIREMENTS........................................43

   8.1 LANGUAGE...............................................................43

   8.2 UNITS AND DIMENSIONS...................................................43

   8.3 NOMENCLATURE, ACRONYMS AND ABBREVIATIONS...............................43

   8.4 DOCUMENT REFERENCE/IDENTIFICATION SYSTEM...............................44

   8.5 CDRL ITEM DESCRIPTIONS.................................................44

      8.5.1 SPACECRAFT DELIVERY PLAN..........................................44

      8.5.2 QUARTERLY PROGRAM PROGRESS REPORTS................................44

      8.5.3 DESIGN REVIEW PACKAGE.............................................46

         8.5.3.1 Spacecraft Systems Requirements Review data package..........46

         8.5.3.2 Critical design review data package..........................47

      8.5.4  SPACECRAFT VALIDATION PLAN.......................................48

      8.5.5  SPACECRAFT STORAGE PLAN..........................................48

      8.5.6  SPACECRAFT SYSTEMS SUMMARY.......................................49

      8.5.7  [****]...........................................................49

      8.5.8  SPACECRAFT ASSEMBLY DRAWINGS AND CIRCUIT DIAGRAMS................49

      8.5.9  FLIGHT SOFTWARE/FIRMWARE DOCUMENTATION...........................50

      8.5.10 [****]...........................................................50

         8.5.10.1 [****] contents.............................................50

         8.5.10.2 [****] contents.............................................50

         8.5.10.3 Submission requirements.....................................50

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      8.5.11 SPACECRAFT OPERATIONS HANDBOOK...................................51

         8.5.11.1 [****]......................................................51

         8.5.11.2 [****]......................................................51

         8.5.11.3 [****]......................................................51

         8.5.11.4 [****]......................................................51

         8.5.11.5 [****]......................................................51

      8.5.12 [****]...........................................................51

         8.5.12.1 [****]......................................................52

         8.5.12.2 [****]......................................................52

         8.5.12.3 Data Documentation and Delivery.............................52

      8.5.13 ANALYSIS.........................................................52

   8.6 DETAILED CDRL..........................................................53

      8.6.1 SUBMISSION CRITERIA DEFINITIONS:..................................53

         8.6.1.1 Approval.....................................................53

         8.6.1.2 Review.......................................................53

         8.6.1.3 Information..................................................53

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--------------------------------------------------------------------------------

 Table of Figures

--------------------------------------------------------------------------------
Table of Tables

   Table 1: Meetings Conducted or Participated in by Contractor...............35

   Table 2 [****].......................................................Attached

   Table 3: Satellite Control Software..................................Attached

--------------------------------------------------------------------------------
1    PURPOSE AND SCOPE
--------------------------------------------------------------------------------

1.1  DOCUMENT ORGANIZATION

          This Exhibit provides the Statement of Work (SOW) for the XM-4 Spacecraft Contract. Sections 8.5 and 8.6 give the contract data and documentation requirements.

          This Exhibit defines the work to be performed by the Contractor for the XM DARS Spacecraft program. This work includes deliverable equipment, hardware, services and documents. The Contractor shall complete this work in accordance with the Terms and Conditions of the Contract and the requirements specified herein.

          The Contractor shall be fully responsible for all tasks unless otherwise stated. These tasks shall include the design, development, fabrication, and testing of two flight spacecraft. These spacecraft shall be designed, fabricated, and tested in accordance with the requirements given in Contract Exhibits A2, C, D and E. The Contractor shall provide delivery of one spacecraft in-orbit, including transportation to the launch site, launch support, Launch and Early Operations phase (LEOP) maneuvers and deployments, in-orbit test services, training on the operation of the satellite, and mission support services for the life of the satellites.

          The Contractor shall also provide an option for a fifth satellite (XM-5), and in accordance with the Contract Terms and Conditions complete the fifth spacecraft and deliver it to storage as a ground spare, or launch it to replace a failed spacecraft at Customer's direction.

          The Contractor shall provide documentation and data delivered in accordance with the Contract Data Requirements List (CDRL) given in section 8.6 DETAILED CDRL.

          The Contractor shall provide an update specific to XM-4 for the Dynamic Spacecraft Simulator.

          The Contractor shall deliver, install and test of Spacecraft Control Software to the primary and back-up spacecraft control facilities.

          APPLICABLE DOCUMENTS

          The following documents shall be applicable to this Statement of Work:

          1.   Contract Instrument: Terms and Conditions of the Contract.

          2.   Exhibit A2: XM 4 Spacecraft Performance Specifications

          3.   Exhibit C:  Product Assurance Plan

          4.   Exhibit D:  Test Plan Requirements

          5.   Exhibit E:  Radiation Environment

          6.   Exhibit F2: XM-5 Option for Long Lead Items

          7.   Exhibit G3: XM- 4 Payment Plan and Termination Liability Amounts

          8.   Launch vehicle Users manuals and Launch site safety rules

          Parts of the following documents are incorporated into this Exhibit to the extent that they are specifically referenced herein. Where a conflict exists, the Statement of Work takes precedence.

               1) D688-1002D688-10009-1, Sea Launch User's Guide, Revision C, January 2003

               2)   4-1, Sea Launch Safety Regulations Manual (Chapters 3 and
                    4), Rev. New, 16 July 1998

               3) D688-10658-1, Sea Launch Facilities Accommodations Handbook, Rev Draft, 14 March 2001

                    [NOTE: Preference is to use a SC manufacturer's IRD or technical specification as the reference document for interfaces, environments, and services. When an IRD or tech spec is available (and after proper review of the IRD for SL compatibility), make appropriate reference changes in the SOW.]

          9.   ITU Regulation and reference documents

--------------------------------------------------------------------------------
2    EQUIPMENT, DATA, AND SERVICES
--------------------------------------------------------------------------------

          The Contractor shall provide spacecraft equipment, related services, and data and documentation as specified in this section.

2.1  DELIVERABLE EQUIPMENT

2.1.1 FLIGHT SPACECRAFT

          The Contractor shall deliver one (1) flight Spacecraft (XM-4) meeting the performance requirements defined in Exhibit A2, XM-4 Spacecraft Performance Specifications. If ordered, an optional spacecraft (XM-5) shall be furnished meeting the same performance requirements, except as specifically identified. The Spacecraft shall be designed, manufactured, and in-plant tested. The Spacecraft shall be delivered to the designated launch site as detailed in the Contract or to storage as directed by the Customer.

2.1.2 DYNAMIC SPACECRAFT SIMULATOR:

          The Contractor shall deliver to the Customer's Primary Satellite Control Center at XM's satellite operator's, Telesat Canada (hereinafter referred to as "Telesat") facilities in Gloucester, Canada an update to the Dynamic Spacecraft Simulator for XM-4 and for XM-5, if required.

2.1.3 INTENTIONALLY LEFT BLANK

2.1.4 SATELLITE CONTROL SOFTWARE (PRIMARY AND BACKUP)

          The Contractor shall deliver Satellite Control Software licenses (ISIS software, licenses and installation services and Flight Dynamic Software (FDS) license), to the Customer as required for XM-4 and XM-5.

2.1.5 DELIVERY SCHEDULE

          The delivery schedule shall be as follows:

-------------------------------------------------------------------------------------------------------------
                           Item                                                      Delivery
-------------------------------------------------------------------------------------------------------------
XM-4 satellite:                                            In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------
XM-5 satellite (Option)                                    In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------
Dynamic Spacecraft Simulator: Updates                      In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------
Satellite Control Software Licenses (Primary and Backup)   In accordance with the Contract Terms & Conditions
-------------------------------------------------------------------------------------------------------------

2.2  TEST AND HANDLING EQUIPMENT

          The Contractor shall provide for, in a timely manner, the necessary mechanical and electrical ground support equipment required for the assembly, handling and transportation, test, and launch. Test and handling equipment to be provided by the Contractor for the performance of work under the Contract is not deliverable.

2.3  SHIPPING AND STORAGE CONTAINERS

          The Contractor shall make available, as necessary, shipping containers, which shall protect the spacecraft from damage during transportation. The Contractor shall make available, if necessary, storage containers which shall protect the spacecraft from damage during storage. Such shipping and storage containers shall remain the property of the Contractor.

2.4  DATA

          Documentation and data shall be delivered in accordance with the Contract Data Requirements List (CDRL) given in section 8.5 and 8.6 herein.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.5  SERVICES

2.5.1 Launch Support Services

          The Customer shall contract directly for Launch Services with the designated launch vehicle company. The Contractor shall provide technical support, deliverable documentation, and operations support necessary to integrate the satellite(s), test and process the satellite(s) at the launch site, and support the launch of the satellite throughout the launch campaign and mission. The Contractor shall assign a XM Radio Mission Manager no later than one month after contract signature.

2.5.1.1 Launch Operations Planning and Coordination

          The Contractor shall provide technical support to all Designated Launch Agency coordination meetings as scheduled by the Designated Launch Agency, including all necessary supporting documentation and analyses, and attendance of qualified personnel at all meetings.

          Launch operations include transportation to the launch site, launch site (range) operations, Launch Vehicle integration and flight operations. The Contractor shall support the Launch Vehicle Meetings listed in Table 1B

Table 1B. Launch Vehicle Meetings and Reviews

-----------------------------------------------------------------------------------------
Title                         Description                                       Date Held
=========================================================================================
Kick Off Meeting              Development of the contract data requirements       [****]
                              list and commitments will be covered
                              along with mission integration time lines,
                              meeting and review schedules, formats and
                              ground rules.

-----------------------------------------------------------------------------------------

Preliminary Design Review     All requirements from the preliminary ICD will      [****]
(PDR)                         be addressed along with the preliminary
                              design, analyses, and planning that assure that
                              the requirements will be met.

-----------------------------------------------------------------------------------------

Critical Design Review        All requirements from the final ICD will be         [****]
(CDR)                         addressed along with the final design,
                              analyses, and planning that assure that the
                              requirements are met.

-----------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------
Ground Operations Working     Two meetings held at Home Port to evaluate          [****]
                              operations requirements for SC, GSE, and
Group Meetings                personnel requirements for launch operations.

-----------------------------------------------------------------------------------------

Hardware Acceptance Review    Final review of design, manufacturing,              [****]
(HAR)                         configuration, and quality assurance buyoff,
                              conducted in conjunction with a physical
                              walk-down of the hardware (whenever
                              appropriate). This review is typically held at
                              Home Port to review closure of any items
                              identified at the delivery reviews discussed
                              above. This review also identifies any changes
                              that have happened to the hardware since
                              delivery to Sea Launch and transportation to,
                              and storage at, Home Port.

-----------------------------------------------------------------------------------------

System Readiness Review       Demonstrates readiness of the Sea Launch system     [****]
                              to support delivery of the SC and XM Radio
                              ground support equipment to Home Port for
                              ground processing and launch activities prior
                              to the receipt of the SC. Includes a report on
                              hardware, facilities, safety, interface
                              verification, permits and licensing, and
                              operations readiness.

-----------------------------------------------------------------------------------------

Ground Operations Readiness   Confirms readiness of the Home Port facilities      [****]
Review                        equipment, procedures, and personnel to perform
                              mission operations with the SC prior to SC
                              arrival.

-----------------------------------------------------------------------------------------

Combined Operations           Confirms readiness of the SC Payload Assembly       [****]
Readiness Review              (PLA), Payload Processing Facility (PPF),
                              equipment, personnel, and procedures to
                              proceed with SC and PLA integration prior to
                              start of combined operations.

-----------------------------------------------------------------------------------------

Payload Unit Transfer         Confirms readiness of the Payload Unit (PLU),       [****]
Readiness Review              Launch Vehicle and the Assembly and
                              Command ship to begin ACS vessel operations
                              including transfer of the PLU to the Command
                              Ship (ACS), mating the PLU with the Block DM-SL
                              and integrated ILV testing prior to
                              transferring the PLU from the PPF to the ACS.
                              Ensures procedures and personnel are ready to
                              support.

-----------------------------------------------------------------------------------------

ILV Transfer Readiness        Confirms readiness of the (Integrated               [****]
Review                        Launch Vehicle) ILV, Launch Platform
                              (LP), and ACS to begin vessel operations
                              including transfer of the ILV to the LP and
                              integrated ILV testing. Ensures hardware,
                              procedures, and personnel are ready to support.

-----------------------------------------------------------------------------------------

Mission Readiness Review      Provides written declaration of readiness from      [****]
                              Sea Launch and XM Radio prior to vessels
                              departure from Home Port including review of
                              hardware, documentation, personnel, safety,
                              logistics support, licensing, and problem
                              reports.

-----------------------------------------------------------------------------------------

Launch Readiness Reviews      Provides written declaration of readiness from      [****]
                              Sea Launch and XM Radio for the start of
                              the launch countdown with a review of hardware,
                              procedures, personnel, and open problem reports
                              that may affect

-----------------------------------------------------------------------------------------

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requested with respect to the omitted portions.

-----------------------------------------------------------------------------------------
                              operations.

-----------------------------------------------------------------------------------------

Status Reviews                Regular communications, usually by                  [****]
                              teleconference. Review Mission
                              Integration schedules and Action Item Lists

-----------------------------------------------------------------------------------------

Technical Interchange         Technical Interchange Meetings and reviews          [****]
Meetings                      between XM Radio and Sea Launch
                              specialists will be scheduled as needed to
                              accomplish mission analysis and operations
                              planning tasks, resolve interface issues, and
                              support requirement verification.

-----------------------------------------------------------------------------------------

2.5.1.2 Launch Support Documentation

          The Contractor shall provide all documentation required by the Designated Launch Agency to support launch site operations, flight operations, and safety certification, in accordance with the schedules specified by the Designated Launch Agency. The Contractor shall provide XM with copies of all technical documentation submitted to the Designated Launch Agency and XM shall provide copies of the technical documentation issued by the Designated Launch Agency to the Contractor. The required Launch Vehicle Deliverables are itemized in
          Table 4, Launch Vehicle Deliverables.

2.5.1.3 Launch Site Operation Plan

          The Contractor shall provide a Launch Site Operations Plan detailing all activities required at the Designated Launch Site, a test procedure summary, and schedule. The launch site operations plan shall also provide a launch team organization/management chart that defines interfaces and responsibilities. This plan may include the facilities requirements summary.

2.5.1.4 Launch Site Operations

          The Contractor shall provide at the Designated Launch Site, the necessary personnel, support equipment and supplies, e.g., propellants and spares, to assemble and check out the flight Spacecraft and establish its readiness for launch.

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***** Certain information on this page has been omitted and filed separately
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          The Contractor shall also provide transportation for the Satellite, all Contractor personnel, and equipment to and from the Designated Launch Site, and accommodation and living expenses for the duration of the launch site operations

          The Contractor shall provide the level of support required to perform integration operations in accordance with the standard Launch Vehicle activity schedule including multi-shift operations as required.

2.5.1.5 Other Contractor Responsibilities

          The Contractor shall perform one fit check for each Spacecraft to verify the compatibility of the mechanical and electrical interfaces between the Spacecraft and the SCA. This fit check is accomplished at the Launch Vehicle Payload Processing Facility and does not include firing of the separation system.

2.5.1.6 Other Customer Responsibilities

          Customer engineers may participate in the launch campaign and the Customer shall make arrangements with the Designated Launch Agency for separate office accommodations and support for Contractor.

2.5.2 [****]

          The Contractor shall contract for the provision of [****] as needed to support the launch. The Contractor shall demonstrate the compatibility of the spacecraft design with this [****].

2.5.3 [****]

          The Contractor shall specify, with input from XM, the [****].

2.5.4 LEOP MISSION SERVICES

          The Contractor shall perform the Launch and Early Operations phase
          (LEOP) maneuvers, deployment of each satellite at its operating orbit location, and the in-orbit acceptance test (IOT). [****]

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          The Contractor shall provide a qualified team and facilities for the conduct of LEOP services.

2.5.5 TRAINING

          The Contractor shall verify the [****], provide XM and Telesat with updated training for operation of the XM-4 (XM-5) satellites in geosynchronous orbit. The Contractor shall be responsible for all the necessary training activities and related operating procedures. Training shall be provided for operations staff including engineers and controllers, and shall cover all systems, documentation, and procedures. Training shall include Operational Qualification of engineers and controllers to perform daily operations and anomaly investigation.

2.5.6 RESERVED

2.5.7 LAUNCH AND IN-ORBIT INSURANCE

          All the necessary launch and in-orbit insurance services shall be procured by XM and shall cover Contractor's operation of the satellites. The scope of the Contractor effort in this regard shall be limited to providing the insurance agency with the support documentation required by the insurer, if any, and support for meetings with the insurers.

2.5.8 MISSION SUPPORT SERVICES

          Beginning with Handover of the last XM spacecraft and continuing for a period of at least 15 years, the Contractor shall provide on-call support to answer questions from XM's satellite operator, Telesat Canada, regarding the performance of any of the XM spacecraft, providing that these questions do not require extensive analysis. The Customer through its satellite operator, Telesat shall provide [****] for the Contractor to respond to these questions. If responding to the Customer's or Telesat's questions would require extensive analysis, the Contractor shall provide an estimate of the extent of effort required, and the Customer shall either agree to pay for this additional analysis or shall withdraw the question.

2.6  DELIVERABLE DATA AND DOCUMENTATION

          XM shall have access as needed to all non-financial data, documentation, and information related to the Contract that is generated under this Contract by the Contractor and Subcontractors consistent with U.S. Government regulations. Certain specific items of information shall be produced and formally submitted to XM or to Telesat by the Contractor as specified in the CDRL and data item descriptions given in Section 8.5 and 8.6 herein.

2.7  VISIBILITY OF FAILURES/PROBLEMS ON OTHER PROGRAMS

          The Contractor shall provide XM with immediate and full visibility of all technical/programmatic aspects of failures and problems occurring at component (piece part), unit, subsystem, or system level on other programs, on ground or in orbit, that are relevant to the XM spacecraft, and of associated corrective actions. XM shall keep such information strictly confidential. The identities of other Customer programs do not need to be revealed to XM, either directly or by inference, except with the express permission of the respective Customers.

-------------------------------------------------------------------------------
3    QUALIFICATION, REVIEWS, AND ANALYSES
-------------------------------------------------------------------------------

3.1  EQUIPMENT QUALIFICATION

          Prior to spacecraft delivery for launch, all flight equipment shall be fully qualified for all space flight environments to which it will be subjected as defined in Exhibits D and E.

3.2  DESIGN REVIEWS

          A Spacecraft System Requirements Review (SRR) and Critical Design Reviews (CDRs) shall be conducted at the spacecraft system level. Each design review shall be a comprehensive, critical audit of the design. The design review program shall not only encompass a thorough review of new hardware designs and modified designs, but shall also take into account those existing qualified designs that will result in the achievement of the XM performance and environmental requirements.

          Without relieving the Contractor of its responsibilities for efforts under the Contract, the XM Program Director will co-chair system level design reviews. The Contractor shall provide the logistics for these reviews, shall make the review presentations, and shall provide required documentation as described within the CDRL.

          The Contractor shall compile and maintain a uniform program listing of all action items. The status of these action items shall be tracked through closure.

3.2.1 SPACECRAFT SYSTEM REQUIREMENTS REVIEW (SRR)

          The purpose of the SRR is to allow XM and the Contractor to confirm the baseline concept, configuration and specifications, of spacecraft system. The design review package shall be submitted in accordance with the CDRL. XM shall have the right to approve the review including completion of the review, review meeting minutes, and Major Action Item responses.

          The SRR shall comprise a comprehensive review of the requirements for the spacecraft and their flow-down to the major subsystems, particularly the

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          communications payload. Also to be covered shall be the identification of new items to be developed or items to be modified in order to meet requirements of the Contract. A comparison of specified and expected performance for the communications payload (repeater and antennas) shall be reviewed. [****] shall be presented. A [****] shall be reviewed.

          The Contractor shall review and present the requirements on the spacecraft control equipment (ground segment hardware and software) and shall describe the operations concept.

3.2.2 SPACECRAFT CRITICAL DESIGN REVIEW (SCDR)

          The purpose of the SCDR is to allow XM and the Contractor to confirm the adequacy of the spacecraft system design, system performance, and system test plans. XM shall have the right to approve the review including completion of the review, review meeting minutes, and Major Action Item responses.

          The SCDR shall comprise a comprehensive review of all new designs, and any major modified existing design. The spacecraft performance shall be reviewed to verify compliance with contractual design and performance requirements. Compliance data for existing designs presented at the SRR shall not need to be presented at this review. Compliance shall include a presentation of predicted and measured performance compared to contractual requirements. [****] shall be documented.

          A preliminary version of the Mission Sequence of Events shall be presented at the review.

          Changes since the SRR and recommendations from product line problem review teams (if any) related to XM as well as the status of their implementation on XM spacecraft shall be presented.

3.2.3 CONDUCT OF DESIGN REVIEWS

3.2.3.1 Design review board

          A qualified Contractor Program Systems Engineering Manager shall, along with the XM Program Manager, co-chair the Design Review Board. Board members designated by the two co-chairmen shall include representatives of Program Management, Systems Engineering, responsible engineering activities, Manufacturing, Product Assurance, XM representatives, and other technical specialists as required to provide a comprehensive appraisal of the spacecraft design. However, XM may elect not to provide representatives to the Design Review Boards.

          The Board shall make recommendations and ask questions. In addition, XM may submit recommendations and questions.

          When a review is scheduled, copies of the design review package shall be sent to each member of the review team who shall be responsible for:

               . Studying the data package carefully prior to the design review meeting.

               . Notifying the responsible engineer of major discrepancies or oversights discovered prior to the meeting.

               . Attending the meeting fully prepared to discuss the assigned areas of responsibility.

               . If required, submitting written recommendations for improving the design.

          All recommendations and questions shall be evaluated by the Contractor, and responses to all recommendations and questions submitted shall be provided. Responsibility for action items shall be assigned and a schedule for completion of such items shall be included in the design review report.

          Recommendations shall be converted into action items jointly by XM and the Contractor.

3.2.3.2 Design Review Notification

          Transmittal of data packages, including a detailed agenda, to XM and to the Design Review Board members shall constitute design review notification. The data packages and agenda shall be received at XM (XMSPO and Headquarters), to Telesat for the ground segment, at least 10 full working days in advance of the scheduled review meeting.

3.2.3.3 Data package

          Data packages shall be prepared to support the design review presentations. The packages for the SRR and the SCDR shall be structured to be stand-alone packages. However, detailed material (e.g., analyses provided as appendices) provided at the SRR which has not changed at the SCDR need not be resubmitted. Detailed content shall comply with the requirements given the CDRL descriptions for SRR and SCDR.

3.2.3.4 Presentation materials

          Presentation materials used in the design reviews shall be distributed to the participants immediately before the start of each review. Presentation materials shall use updated data as applicable, but differences between the presentation and data packages shall be noted.

3.2.3.5 Minutes

          Minutes shall include a list of attendees, Major Action items and other action items with and closure dates and assignments. Minutes shall be distributed to XM and all attendees within 5 working days after the meeting.

3.2.3.6 Notification of Review Completion

          A written response to design review recommendations and action items approved by the Design Review Chairman and the Program Manager shall constitute design review closeout. Each design review report shall be signed by the Design Review Board Co-Chairpersons and the Contractor Program Manager to signify concurrence with Major Action Items. Action items that affect performance or testing of the hardware shall be closed out prior to the start of proto-flight testing.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2.4 DESIGN REVIEWS BY SUBCONTRACTORS

          XM shall be invited to attend subcontractor design reviews for subcontracted equipment of a new and/or modified design. These subcontractor design reviews may be scheduled as a session of the system design review meetings at the Contractor's facilities or separately. This requirement shall not be imposed for existing design ("product line") equipment.

3.3  OTHER REVIEWS

          The Contractor shall conduct other reviews as outlined in this section. Notification of an upcoming review and all documentation pertinent to the review shall be submitted to XM at least 10 working days prior to the review, unless provided otherwise in the Contract Terms and Conditions. Cognizant Contractor Engineering and management representatives shall attend review meetings. XM shall have the right to participate in all these reviews.

3.3.1 UNIT ACCEPTANCE REVIEWS

          The Contractor shall review the test data of all units prior to their being installed on the spacecraft. These unit reviews shall include failure report closures. Unit test data shall be made available for review by XM. However, such unit test data shall not be deliverable to XM. XM representatives shall have the right to participate in these reviews but may elect not to participate.

3.3.2 SYSTEM TEST REVIEWS

          Detailed test data reviews shall be held during the conduct of the system level test program, with participation by System Test, System Engineering, and XM representatives. The purpose of these reviews shall be to assure test data validity in a near real-time manner. There shall be pre-test and post-test reviews for each of the following test phases : [****].

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          The pre-test reviews shall be held prior to each major test phase.
          These reviews shall verify test readiness.

          The post-test phase reviews shall be held immediately at the completion of each major test These reviews, conducted by Systems Engineering and Systems Test, will include a brief data overview, an anomaly list including cause and corrective action status, and open issues, if appropriate. The test phase review shall serve to assure that the appropriate [****] has been completed and that spacecraft status is understood prior to leaving a test facility or major configuration.

3.3.3 SHIPMENT READINESS REVIEW (SRR)

          This review shall be conducted at the completion of spacecraft ground acceptance testing and shall cover hardware status, test data, deviations, and waivers to performance specifications, and status of all other CDRL items. The review shall also include mission operation readiness and launch campaign planning.

3.3.4 FLIGHT READINESS REVIEWS (FRR)

          The Flight Readiness Review consists of two meetings: 1) Consent to Fuel Review and 2) a Satellite Mission Readiness Review.

          The Contractor, upon completion of launch site functional testing (at home port) shall conduct the Consent to Fuel Review at home port. The Satellite Mission Readiness review shall address the readiness of the mission support team and satellite mission control equipment, including the [****] and shall be conducted at the Contractor's facility.

3.3.5 LAUNCH READINESS REVIEWS (LRR)

          The Contractor shall conduct a Launch Readiness Review (LRR) in order to demonstrate that the satellite, mission support, and launch vehicle are ready for launch. This review will have representation from the Customer, Contractor, and Launch Vehicle Agency.

3.3.6 IN-ORBIT ACCEPTANCE TEST REVIEW (IOTR)

          At the completion of the spacecraft in-orbit testing, a spacecraft acceptance review shall be conducted by the Contractor where hardware status, in-orbit test data, anomalies, and comparison with predicted performance shall be formally presented for transfer of ownership of the spacecraft to XM.

3.3.7 MRR, TRR, AND TRB PARTICIPATION

          XM shall have the right to participate to all the Manufacturing Readiness Review (MRR), Test Readiness Review (TRR), and Test Review Board (TRB) organized for B, C, D, and E category equipment (as defined in Exhibit D) per Exhibit C.

3.4  ANALYSES

          The Contractor shall perform any analyses deemed necessary to demonstrate compliance with Contract requirements or to substantiate the integrity of the spacecraft delivered under this Contract. All analyses shall be consistent with requirements of other applicable Contract exhibits.

          The Contractor may use, where relevant, results of valid and applicable analyses already performed for similar spacecraft or equipment and properly updated for this Contract. The Contractor's existing valid, and applicable computer/mathematical models and analytical/design tools used for similar spacecraft or equipment may also be used to perform the analyses defined herein.

3.4.1 GENERAL DESIGN AND PERFORMANCE ANALYSES REQUIREMENTS

          The Contractor shall perform all design, analytical test, and other efforts necessary to demonstrate that the spacecraft complies with the requirements of Exhibit A2; that physical parameters are properly understood, managed, and accounted for; and that the spacecraft design is technically sound taking into account all earth and space flight environments to which the spacecraft or any of its component elements potentially can be exposed. These efforts shall consider all relevant functional, performance, interface, and environmental requirements, as well as interactions between the analyses and the test verifications of Exhibit D shall be taken into

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          account. The format and submittal of analyses and studies shall be in accordance with the CDRL.

3.4.2 [****] ANALYSIS

          The Contractor shall perform a [****] analysis which shall include a detailed listing of the [****]. The analysis shall address the [****] and included in the Mission Analysis.

3.4.3 [****] ANALYSIS

          A [****] analysis shall be performed and shall consider all critical phases of spacecraft life including, at least, [****]. The analysis shall also address the [****]

3.4.4 [****] ANALYSIS

          An analysis shall be performed for the various [****]. This analysis shall include [****]. The analysis shall address the [****] shall be performed.

3.4.5 [****] ANALYSIS

          The Contractor shall perform an [****] analysis, taking into account [****]. Analyses shall be based on [****].

3.4.6 [****] ANALYSIS

          The Contractor shall analyze the [****] of the spacecraft for all phases of the mission. The analysis shall be based on each required launch vehicle's performance [****], and shall take into account all significant factors.

          The Contractor shall provide details of the [****] shall be provided.

3.4.7    [****] ANALYSIS

          A [****] analysis shall be provided which shall [****]. The [****] analysis shall take into account variables available to the Contractor and shall include [****].

          The analysis shall also include but not be limited to:

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

      [****]

          Based on the [****] analyses, the Contractor shall provide the [****].

3.4.8 [****] ANALYSIS

          The Contractor shall demonstrate by analysis that the [****].

3.4.9 [****] ANALYSIS

          An analysis shall be performed which shall demonstrate that the spacecraft design:

      [****]

3.4.10 [****] PERFORMANCE

          The Contractor shall analyze the performance of the [****]

3.4.11 [****] ANALYSES

          The Contractor shall perform all analyses necessary to verify [****].

3.4.12 [****] ANALYSIS

          An analysis and simulation of [****] shall be performed. This analysis shall demonstrate that the [****]. The analysis shall identify all [****]. [****] shall be performed to show that the [****] during all phases of the mission.

3.4.13 [****] analyses

          A complete and comprehensive [****] analysis shall be performed in which all [****].

          The Contractor shall provide to the launch agency [****] with supporting documentation as needed for [****].

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4.14 [****] ANALYSIS

          Analyses of the [****], are investigated. All [****] used in these analyses shall be [****], unless otherwise agreed to by XM. [****].

          The following shall be included in the [****] analyses:

          [****]

3.4.15 [****] ANALYSES

          All [****] shall be analyzed. Analyses shall include:

          [****]

3.4.16 [****] ANALYSIS

          The Contractor shall perform an [****] analysis.

3.4.17 [****] ANALYSIS

          The Contractor shall perform an analysis of [****].

--------------------------------------------------------------------------------
4        PROGRAM MANAGEMENT REQUIREMENTS
--------------------------------------------------------------------------------

4.1  CONTRACTOR MANAGEMENT ORGANIZATION

          The Contractor shall ensure that the personnel and facilities necessary for the performance of the Contract are assigned and made available at the time and places necessary to meet the performance and schedule established by this Contract.

4.2  PROGRAM CONTROL

          The Contractor shall establish and apply a program control system that provides for monitoring of all program activities and clearly identifies all milestones, completion and delivery dates, design reviews, and critical paths. This system shall cover the total period from the XM-4 Effective Date of Contract (EDC) to the completion of the XM-4 in orbit test activities.

4.3  CONFIGURATION CONTROL

          The configuration control plan shall be provided

4.4  XM MANAGEMENT ORGANIZATION

          The XM Spacecraft Program Office (XMSPO) will be the primary technical point of contact between the Contractor and XM for technical management of this Contract. Telesat will be the primary point of contact for operation of the satellites.

          XM shall designate a Spacecraft Program Director who will be responsible for ensuring that all technical and programmatic requirements of the spacecraft program are satisfied and will have the authority (and may delegate authority) to approve for XM on Design Review Boards on which XM is a member and on technical and related programmatic documentation matters.

          An XM Contracts Officer will be identified who is responsible for conducting Contract negotiations, Contract administration, and all modifications to the spacecraft program (including waivers, deviations, and Contract Change Notices).

4.5  XM/CONTRACTOR RELATIONS

          At Contract award, the Contractor shall obtain promptly the government approvals required to provide access to XM personnel to non-financial information relating to the Contract. This access shall be consistent with United States Government regulations governing access to technical data. In addition to formal contact and communication between XM and the Contractor, the Contractor's Program Management Office (CPMO) shall arrange for cooperative, open, and unimpeded informal contact and communication between XMSPO personnel and their counterparts in the Contractor's organization. Technical facilities, data, and information used by the Contractor for the program shall be open to inspection and evaluation by XM representatives at all reasonable times and subject to the regulations noted above. XM shall have access by use of permanent badges to all involved facilities and all work in process and to technical and status reviews. The Contractor shall provide XM with immediate and full visibility of all technical/programmatic aspects of failures and problems occurring at component (piece part), unit, subsystem, or system level and of associated corrective actions. All relevant system level test data shall be available for XM to review at any time after the data is taken.

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4.6  MEETINGS

          Table 1: Meetings Conducted or Participated in by Contractor

          ------------------------------------------------------------------------------
                  Meeting                 Date or Frequency            Place
          ------------------------------------------------------------------------------
          Contract Kickoff Meeting            [****]           Contractor's facility
          ------------------------------------------------------------------------------
          Interim Progress Meeting            [****]           Contractor's facility
          ------------------------------------------------------------------------------
          Quarterly Progress Meeting          [****]           Contractor's facility
          ------------------------------------------------------------------------------
          Senior Management Meetings          [****]           Contractor's facility
          ------------------------------------------------------------------------------
          Progress Meeting with Major         [****]           SubContractor facilities
          ------------------------------------------------------------------------------
          SubContractors (for new and
          modified design equipment)
          ------------------------------------------------------------------------------
          Unit Acceptance Reviews             [****]           Contractor's/
                                                               subContractors
                                                               facilities as appropriate
          ------------------------------------------------------------------------------
          Design Review Meetings              [****]           Contractor's/
                                                               subContractors
                                                               facilities as appropriate
          ------------------------------------------------------------------------------
          Shipment Readiness Review           [****]           Contractor's facility
          ------------------------------------------------------------------------------
          Flight Readiness Review             [****]           Launch site
          ------------------------------------------------------------------------------
          Launch Readiness Review             [****]           As appropriate
          ------------------------------------------------------------------------------
          Meetings with launch                [****]           As appropriate
          services agency
          ------------------------------------------------------------------------------
          Opportunity Meetings                [****]           As appropriate
          ------------------------------------------------------------------------------
          In-orbit Acceptance                 [****]           Contractor facility
          Test Review
          ------------------------------------------------------------------------------

4.6.1 CONTRACT KICKOFF MEETING

          Within [****] after the effective Date of Contract, the Contractor shall conduct a contract kickoff meeting. The purpose of this meeting is to confirm the spacecraft technical definition and configuration and program requirements subsequent to contract negotiations. An additional purpose is to discuss and define the details of implementing cooperative working procedures and arrangements between ASPO and the Contractor. The topics shall include the following:

          1. Formal communication requirements and formats;

          2. Contractor's organizational charts with specific names of all key individuals;

          3. Arrangements for XMSPO access to facilities, documentation, work in progress, and informal, technical discussions;

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          4. The Contractor team organization

          5. System/subsystem-level budgets reflecting the performance commitments and predictions provided by the Contractor prior to contract award and demonstrating the ability of the proposed design to meet all Exhibit A performance requirements; and

          6. System and subsystem-level schedules.

4.6.2 INTERIM AND QUARTERLY PROGRESS MEETINGS

          The Contractor shall organize and conduct, under the chairmanship of a Program Management Office (PMO) member, regular technical and program meetings at which XM representatives (and Telesat, as necessary) will participate. The purpose of these meetings shall be to review overall program status, schedules, planning, major technical problem areas, and any contractual/financial issues and any proposed Contract changes, and to discuss and mutually agree upon appropriate courses of action for maintaining the integrity of the program. The Interim progress meetings shall normally be less formal than the Quarterly progress meetings.

4.6.3 SENIOR MANAGEMENT MEETINGS

          Senior Management Meetings shall be conducted at [****] intervals between the Contractor and XM senior management to discuss the Contractor's progress and related matters. The venue of these meetings shall normally be the Contractor's facilities.

          The XMSPO Program Director and the PMO Program Manager may jointly prepare the presentation for this meeting based on the agenda identified by the senior management staffs of both organizations.

4.6.4 REVIEW MEETINGS

          The Contractor shall conduct reviews as specified in Section 3 of this Exhibit. The Contractor shall be responsible for the reviews.

          The PMO shall be responsible for ensuring the timely completion of Action Items and for tracking and reporting their status. A review shall be considered conducted when the review chairperson issued the minutes and XM has reviewed the minutes. At the conclusion of the review, a set of Major Action Items will be mutually agreed to. A review shall not be considered completed until after all Major Action Items taken at the review meeting have been closed and the Notification of Review Completion has been approved by XM. Design Review Action Items may be closed to later phase actions and/or plans (e.g. during test) at the mutual agreement of the Contractor and Customer. Review Minutes, Action Item Responses, and Notification of Review of Completion submittals shall be in accordance with the CDRL.

4.7  PROGRAM SCHEDULE NETWORKS

          The Contractor shall conduct program schedule monitoring and analysis in accordance with the Contractor's standard practices and procedures. The Contractor shall provide XM with program activity networks and schedule charts from those schedule activities to assist in the forecasting of and preparation for critical program events (reviews and quarterly program meetings), as well as for progress evaluation.

4.8  PROGRAM MILESTONE PAYMENT STATUS

          The Contractor shall monitor and present to XM in the Quarterly Progress Reports, tables and graphs of the actual and anticipated invoice submittals of contract payment milestones as described below:

4.8.1 SUBMITTED INVOICES

          1. Milestone identification number

          2. Milestone description

          3. Value

          4. Amount approved

          5. Invoice date

4.8.2 ANTICIPATED INVOICE SUBMITTALS

          The Contractor shall present a table of anticipated milestone invoice submittals for a period of one year from the month of issue of the table. The table shall contain at least the following columns:

          1. Milestone identification number;

          2. Milestone description;

          3. Value;

          4. Anticipated (realistic) invoice date as shown on current program schedule.

4.8.3 MILESTONE PAYMENT STATUS GRAPHS

          The Contractor shall present a graph of cumulative milestone values over the entire program duration, indicating the Milestone Payment Plan amounts, and the cumulative amounts approved to dates.

4.8.4 AUDITOR'S CERTIFICATION

          The Contractor shall have its CFO certify to XM annually that no improper payment has been made to any XM official in connection with this Contract. Social functions and providing key XM officials with a desktop mock-up of the XM spacecraft shall be considered an acceptable courtesy.

4.9  MANAGEMENT OF CONTRACT CHANGES

          The Contractor shall establish and maintain a system for managing the following types of changes to the XM Contract:

          1. Change to Technical Requirements

          2. Change to the Scope of Work (additions or deletions); and

          3. Change to the Delivery Requirements (schedule).

4.9.1 PRELIMINARY CHANGE ASSESSMENT

          As an answer to an XM draft change request, prior to formal request for change, the Contractor shall provide to XM a preliminary change assessment, which includes the following:

          1. A brief description of the change;

          2. rough order of magnitude (ROM) of the cost impact of the change;

          3. estimated schedule impact; and

          4. other special programmatic considerations, including time required for a response. XM will evaluate the preliminary change assessment and advise the Contractor whether to proceed with a detailed proposal.

4.9.2 CONTRACT CHANGE NOTICE (CCN)

          Any contract change raised by the Contractor, either on its own initiative or at XM's request, shall be submitted to XM for approval in a timely manner in accordance with the Contract. A Contract Change Notice form shall be used which shall include the following information:

          1. A unique reference number;

          2. Date of submittal;

          3. Identification of organization requesting the change, as well as description and justification for the change;

          4. A detailed description of the envisaged tasks in the form of a brief statement of work;

          5. A statement of schedule impact;

          6. Price breakdown in a mutually acceptable format;

          7. Suggested contract language revisions as applicable; and

          8. Proposed implementation date.

4.9.3 REVIEW AND APPROVAL OF CONTRACT CHANGE NOTICE

          XM will notify the Contractor of its acceptance or rejection of a CCN in accordance with the Contact Terms and Conditions. Whenever the proposed CCN implementation date is deemed critical, XM shall be so notified, and a specific early response date requested of XM by the Contractor.

          If the Contractor implements a change prior to obtaining XM approval, this shall be at the Contractor's own risk.

4.9.4 WAIVERS AND DEVIATIONS

          If, during the execution of the Contract, the Contractor desires to depart from the requirements in the Contract for a specific item or a limited number of items, a Request for Deviation/Waiver (RDW) shall be submitted. Such requests shall comply with the definition of Deviations and Waivers specified herein below.

          An RDW shall contain at least the information defined as follows:

          1. A unique RDW reference number

          2. Title or subject of RDW

          3. Affected equipment item name

          4. Affected equipment item part number

          5. Affected requirement at all levels under Contractor responsibility

          6. Description of the waiver or deviation requested

          7. Purpose or justification for request

          8. Date of issue; and

          9. Schedule impact, if any.

          Waiver and deviation are defined in Exhibit C.

4.9.5 REVIEW AND APPROVAL OF AN RDW

          XM shall make its best efforts to notify the Contractor of its acceptance or rejection of the RDW within ten (10) working days of its receipt. If the reason for its rejection is lack of adequate supporting documentation (or other evidence), the Contractor will be informed within ten (10) days of receipt.

-------------------------------------------------------------------------------
5    PRODUCT ASSURANCE REQUIREMENTS
-------------------------------------------------------------------------------

          The Contractor shall establish and implement a Product Assurance Program in accordance with the requirements defined in Exhibit C.

--------------------------------------------------------------------------------
6    INFORMATION
--------------------------------------------------------------------------------

6.1  ACCESS TO INFORMATION

          XM shall have access, consistent with United States Government regulations and individually signed Protection of Proprietary Rights agreements, to any information generated on the program or other technical data needed to resolve technical issues associated with the program. Implementation of such access may be through meetings, technical documents or through other methods by mutual agreement.

6.2  RELEASE OF COMMAND RADIO FREQUENCY AND ADDRESS CODE INFORMATION

          The Contractor shall consider and treat all assigned command radio frequencies and command address codes used for the spacecraft under this Contract and all on-orbit performance date as proprietary to XM. All such proprietary information shall not be released to third parties without XM's prior approval in accordance with the Contract Terms and Conditions.

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--------------------------------------------------------------------------------
7    TRAINING AND OPERATION SUPPORT SERVICES
-------------------------------------------------------------------------------

7.1  VERIFICATION OF [****]

          The Contractor shall support a test, not to exceed [****], to verify [****] and the spacecraft during the Integrated System Test of the first flight spacecraft.

7.2  TRAINING OF XM OPERATIONS PERSONNEL

          The Contractor shall prepare and present XM-4 updates to the XM-1/XM-2 training course for XM and Telesat satellite operations staff.

          The  XM-1/XM-2 course covered [****].

          Reasonable questions not answered during the course shall be responded to within one week in writing.

          The updates to the training material shall be submitted to XM and Telesat as noted in the CDRL list.

          Each training session shall be video taped, and one copy of the videos shall be presented at the conclusion of training.

7.3  RESERVED

--------------------------------------------------------------------------------
8    DATA AND DOCUMENTATION REQUIREMENTS
--------------------------------------------------------------------------------

          The specific items of information which shall be produced and formally submitted to XM by the Contractor are specified herein.

8.1  LANGUAGE

          All deliverable documentation shall be written in the English language.

8.2  UNITS AND DIMENSIONS

          Unless otherwise specified, the international system (SI) of units and dimensions shall be used in deliverable program documentation, however, if the Contractor desires, documentation may contain dual units in the format SI (English). SI units shall be used for deliverable spacecraft level and unit top assembly level, documents and drawings except as follows:

          1.   American Standard fasteners may be used;

          2. Launch vehicle interface information will be as defined by the launch vehicle supplier; and

          3. Drawings for existing units or components for which the existing drawings are in English units.

          4.   Existing analyses and documents

8.3  NOMENCLATURE, ACRONYMS AND ABBREVIATIONS

          The nomenclature and terminology used to define all hardware, software, and data items shall be consistent throughout the program. The Contractor shall provide a list of acronyms and abbreviations used in the program documentation, along with their meanings.

8.4  DOCUMENT REFERENCE/IDENTIFICATION SYSTEM

          All contract deliverable documents submitted to XM shall contain in the headings at least the following:

          1.   Date of issue;

          2.   Subject of document;

          3.   Author or issuing authority;

          4.   Program unique reference identifier and other identifier; and

          5.   Contract Documentation Requirements List (CDRL) item number.

8.5  CDRL ITEM DESCRIPTIONS

          The requirements for those CDRL items, which have specific requirements for their contents, are described below. Documents not described below may be provided in accordance with the Contractor's standard contents and formats.

8.5.1 SPACECRAFT DELIVERY PLAN

          The general Spacecraft Delivery Plan shall be applicable to the selected launch vehicles. This plan shall define the activities necessary to prepare the spacecraft and associated support equipment for shipment, the general logistical details of the shipment itself, the implementation of monitoring equipment to record the environment of the spacecraft and critical support equipment during shipment, and a general definition of any support required to be provided by the applicable launch vehicle Contractors once the spacecraft and associated equipment arrive at the launch site.

8.5.2 QUARTERLY PROGRAM PROGRESS REPORTS

          The Quarterly Program Progress Report is an executive summary of the program status showing accomplishments against progress plan milestones and highlighting significant events and problems in the schedule. This document shall provide the

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          minimum amount of material necessary for tracking the program and shall be provided in a form which highlights critical changes to the elements defined with in this section. A structure which minimizes the repetition of material from quarter-to-quarter shall be used.

          For the key system budgets (noted below) and the [****] achievable with each launch vehicle changes from the previous report shall be highlighted and documented, and an action plan for correcting any predicted specifications non-compliance shall be presented.

          The report shall contain at least the following:

          1. A detailed status of critical performance or schedule issues and of corrective actions undertaken.

          2. General descriptions of progress accomplished during the quarter at unit, subsystem, and spacecraft system level.

          3. A description of progress accomplished during the quarter by each major sub-contractor; and an updated list of all major sub-contractors.

          4. Schedule overview, in bar chart form, showing the dates of the subsystem and system reviews and the dates of their delivery and their evolution.

          5. Summary descriptions of any significant changes to the Contract in terms of design, performance, schedule or work distribution requirements. This shall include a status summary of Requests for Waiver/Deviation and Contract Change Notices.

          6. List of milestones reached during the quarter and to date, and of milestones forecast to be completed for the next period.

          7.   [****] Summary containing:

                    [****]

          8.   [****] Budget containing:

                    [****] and for the spacecraft bus.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          9. [****] Summary for the duration of the nominal mission for the selected launch vehicle. The estimated [****] shall also be defined in each case.

          10. A review of the Product Assurance program including a summary of the past quarter's significant accomplishments, problems, parts procurement shortages, failures and solutions, program status, sub-contractor and supplier status, trends, and statistics. Additionally, the plan for the next quarter shall be summarized.

8.5.3 DESIGN REVIEW PACKAGE

          As a minimum, each review package shall include adequate pertinent information, supporting design and performance data and any analytical studies that fully describe the spacecraft various hardware subsystems and systems performance and capability for satisfying the performance requirements. All packages shall contain a [****] to the documentation within the package.

8.5.3.1 Spacecraft Systems Requirements Review data package

          As a minimum, the following topics/items shall be addressed in the Spacecraft Systems Requirements Review (SRR) data package:

          1.   Agenda with date, time and location of the design review meeting;

          2.   Program organization and management description;

          3. Program master schedule including identification of critical path items, availability of facilities and resources, and any potential problem areas;

          4.   Summary of [****];

          5.   [****];

          6. The satellite design analysis including a summary description of spacecraft and subsystems;

          7. Performance predictions and statement of compliance to contractual requirements;

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               a)   Satellite final specifications, including applicable
                    documents and the [****]

               b)   Subsystem preliminary specifications

          8.   Summary of [****];

          9.   [****];

          10.  [****];

          11.  [****]

          12.  [****];

          13.  [****];

          14.  [****];

          15.  [****]; and

          16. A preliminary release of analyses and of the reliability evaluation.

8.5.3.2 Critical design review data package

          As a minimum, the following data shall be provided in the Critical Design Review data package:

          1. Agenda with date, time, and location of the design review meeting;

          2.   Updates to Program organization and management description;

          3.   Final subsystem specifications

          4. Program master schedule including identification of critical path items, availability of facilities and resources, and any potential problem areas;

          5.   Summary of [****];

          6.   Changes since SRR

          7.   Summary description of spacecraft and subsystems;

***** Certain information on this page has been omitted and filed separately
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requested with respect to the omitted portions.

               [****]

          8.   Update of Performance predictions and Statement of Compliance.

          9.   Program Test Plan and supporting documentation;

          10.  [****];

          11.  [****];

          12.  Systems safety and hazard considerations:

          13.  [****];

          14.  [****]; and

          15.  Updated releases of analyses and of the reliability evaluation.

8.5.4 SPACECRAFT VALIDATION PLAN

          The Contractor shall conduct test activities as specified in Exhibit D to verify the compliance of the equipment with Exhibit A2. This document shall be maintained to be consistent with any changes to Exhibits A2 and D made during the program.

          .

8.5.5 SPACECRAFT STORAGE PLAN

          The Contractor shall develop an update to the XM-1/XM-2 Spacecraft Storage Plan for XM-4 which shall describe the equipment and methods used to store the spacecraft, including descriptions of storage containers, facilities, provisions for environmental monitoring and control during storage, tasks to be performed before placing the spacecraft in storage, tasks performed periodically during the storage period, and tasks to be performed when removing a spacecraft from storage.

          The Spacecraft Storage Plan shall cover all necessary tasks for a period of storage up to [****]. The Spacecraft Storage Plan shall clearly distinguish between tasks performed for short-term storage (less than [****]), and tasks performed for medium

***** Certain information on this page has been omitted and filed separately
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          term storage. If testing of the spacecraft is required upon removal from storage, the appropriate tests shall be described.

8.5.6 SPACECRAFT SYSTEMS SUMMARY

          The Contractor shall provide an update to the XM-1/XM-2/XM-3 Spacecraft Systems Summary for XM-4. The main objective of this document is to provide a top-level understanding of the spacecraft design, performance, and operation to XM staff not routinely associated with the XM Spacecraft Program Office (XMSPO), and not receiving the subsystem and system design review packages.

          The Spacecraft System Summary contains general descriptions of the spacecraft equipment and performance, overall configuration drawings, and functional diagrams of major assemblies and subsystems. Current versions of the [****] shall be presented. Each revision may be provided as a stand-alone document or a set of change pages, as mutually agreed between the Contractor and Customer.

8.5.7 [****]

          [****]

8.5.8 SPACECRAFT ASSEMBLY DRAWINGS AND CIRCUIT DIAGRAMS

          An update to the XM-1/XM-2/XM-3 set of spacecraft level assembly drawings and electrical circuit diagrams (from top level down to subsystem level) shall be provided [****]. These documents shall be available for reference at CDR and updates shall be made available when released. Unit level drawings and schematics shall be made available for Customer review subject to U.S. Government regulations.

          During the program, all released drawings for spacecraft produced under this Contract shall be available for XM review as soon as each drawing is released.

***** Certain information on this page has been omitted and filed separately
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requested with respect to the omitted portions.

8.5.9 FLIGHT SOFTWARE/FIRMWARE DOCUMENTATION

          The Contractor's warranty of satisfactory in-orbit performance assumes that XM shall not modify the flight software. Documentation deliverables for XM specific software/flight firmware shall include the following:

          [****]

8.5.10 [****]

          The Contractor shall [****]. For each database, the Contractor shall create and maintain documentation providing detailed information on the structure and interpretation of the database.

8.5.10.1 [****] contents

          The [****] Database shall contain [****].

          [****].

          [****]

8.5.10.2 [****] contents

          The [****] databases shall contain [****].

8.5.10.3 Submission requirements

          The [****] databases shall be controlled by revision number and shall be maintained to accurately reflect the configuration of the spacecraft during testing and until shipment. XM shall be notified whenever the databases are revised.

          The [****] databases shall be released in a preliminary form at least [****]. Subsequently, the databases may be revised as necessary; however, XM shall be notified at each revision and copies shall be delivered electronically. The final revision effective for each spacecraft shall be delivered at the Shipment Readiness Review.

***** Certain information on this page has been omitted and filed separately
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requested with respect to the omitted portions.

8.5.11 SPACECRAFT OPERATIONS HANDBOOK

          The Contractor shall provide a Spacecraft Operations Handbook specifically for XM-4. This document shall include the satellite operational procedures recommended by the Contractor for use by XM and/or Telesat in all modes of operation from end of in-orbit acceptance test until satellite end-of-life. This handbook shall be designed for inclusion of supplemental information relating to changes in satellite design and operation and shall include the following information:

          1.   [****].

          This data shall include, but shall not be limited to, the following:

8.5.11.1 [****] Control

               [****]

8.5.11.2 [****] Control

               [****].

8.5.11.3 [****]

               [****].

8.5.11.4 [****]

               [****].

8.5.11.5 [****]

               [****].

8.5.12 SPACECRAFT [****]

          A complete set of [****] shall be provided to XM. [****] to be used as a reference by XM and/or spacecraft operations personnel.

          [****].

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.5.12.1 [****]

               [****]

8.5.12.2 [****]

               [****].

8.5.12.3 Data Documentation and Delivery

          In general, unit data shall be provided to XM at least [****] before the spacecraft launch date. As a minimum, the following data shall be provided [****] before the launch date:

          [****]

          All other data shall be delivered to XM at least [****] prior to the launch of the spacecraft.

8.5.13 ANALYSIS

          Analyses reports shall include:

          1. Statement of the objectives of the analysis and outline of the methodology.

          2. Definitions of all symbols used in equations and statement of all assumed boundary conditions and values of constraints.

          3. References, if appropriate, to reduce the amount of explanatory texts, or indication of sources of common equations, algorithms, etc.

          4.   Methodology and/or listing of computer analyses.

          5. Sufficient information to allow XM to verify the adequacy and accuracy of the analyses.

          The reports shall be updated when new information becomes available during the Contract period, and shall adequately describe any differences.

8.6      DETAILED CDRL

          The listing of data items to be submitted and their corresponding submittal requirements are given in Table 2, 2a, 3, and 4 attached hereto. Submission requirements given in days after or before an event shall be defined at full working days. Submission requirements given in weeks or months shall be defined as calendar weeks or months. All submission dates refer to date of receipt at the specified destination. Electronic submissions shall not be considered acceptable unless they are submitted in a format which the Customer can access using commercial off-the-shelf software.

8.6.1 SUBMISSION CRITERIA DEFINITIONS:

8.6.1.1 Approval

          Approval indicates that XM must provide a written indication that the submission is acceptable before any work which directly depends on the submission is begun. All deficiencies in the submission which are noted by XM must be resolved.

8.6.1.2 Review

          Review indicates that XM has the opportunity to review and comment on the submission, and Customer's reasonable comments will be incorporated by the Contractor. Work may proceed in parallel to the review activity

8.6.1.3 Information

          Information indicates that the submission is provided to aid the Customer in understanding.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Table 2
[****]

Table 2A
[****]

Table 3
[****]

XM Satellite Radio Inc.
--------------------------------------------------------------------------------

Exhibit G-3 Rev A

--------------------------------------------------------------------------------

XM-4 Payment Plan Termination Liability Schedule, Payment Plans for In-orbit Incentive Amounts, High Performance Incentives and Extended Life Performance Incentives

--------------------------------------------------------------------------------
Approved by:


--------------------                                    ---------------
Joe Euteneuer                                           Date
Executive Vice President and Chief Financial Officer,
XM Satellite Radio Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Approved by:


--------------------                                    ---------------
Lisa Dull                                               Date
Contract Manager: XM Satellite Radio
Boeing Satellite Systems International, Inc.
--------------------------------------------------------------------------------

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     [***]

[LOGO] XM SATELLITE RADIO

                            XM Satellite Radio, Inc.

================================================================================

   Exhibit A2 rev 0.1

--------------------------------------------------------------------------------

XM-4 Spacecraft Performance Specifications

     Last Saved: July 30, 2003

Document Number: XM-SC-XM4001

                           DOCUMENT RELEASE APPROVALS
----------------------------------------------------
Approved by                                     Date


Derck de Bastos
Vice President, Engineering
XM Satellite Radio
====================================================
Approved by                                     Date


Terry Lamb, Program Manager
Boeing Satellite Systems
====================================================
Approved by                                     Date


Jeff Snyder, Senior Vice President, Space
and Ground Systems, XM Satellite Radio
----------------------------------------------------

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     [***]